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                                  EXHIBIT 24

                 THE CONSENTS OF MARTIN, SNOW, GRANT & NAPIER
                  ARE CONTAINED IN THE OPINIONS OF SUCH FIRM
                 FILED OR TO BE FILED AS EXHIBITS "5" AND "8"